SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

National Beverage Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MATTER TO BE CONSIDERED AT ANNUAL MEETING

NATIONAL BEVERAGE CORP.
 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME: DATE: PLACE:	2:00 p.m. (local time) September 27, 2002 Hyatt Regency Orlando International Airport 9300 Airport Boulevard Orlando, Florida 32827

     At the Annual Meeting of Shareholders of National Beverage Corp. (the “Company”) and any adjournments or postponements thereof (the “Meeting”), the following proposals are on the agenda for action by the shareholders:

1.	To elect one director to serve as Class III director for a term of three years.
2.	To transact such other business as may properly come before the Meeting.

     Only holders of record of common stock, par value $.01 per share, of the Company, at the close of business on August 5, 2002 are entitled to notice of, and to vote at, the Meeting.

     A complete list of the shareholders entitled to vote at the Meeting will be available for examination by any shareholder, for any proper purpose, at the Meeting and during ordinary business hours for a period of ten days prior to the Meeting at the principal executive offices of the Company at One North University Drive, Fort Lauderdale, Florida 33324, as well as at the Company’s offices located at 2221 Highway 44 West , Eustis, FL 32726.

     A Proxy Statement, setting forth certain additional information, and the Company’s Annual Report accompany this Notice of Annual Meeting.

     All shareholders are cordially invited to attend the Meeting in person. Admittance to the Meeting will be limited to shareholders. Shareholders who plan to attend are requested to so indicate by marking the appropriate space on the enclosed proxy card. Shareholders whose shares are held in “street name” (the name of a broker, trust, bank or other nominee) should bring with them a legal proxy, a recent brokerage statement or letter from the “street name” holder confirming their beneficial ownership of shares.

     Whether or not you plan to attend the Meeting, please complete and return the proxy in the enclosed envelope addressed to the Company, since a majority of the outstanding shares entitled to vote at the Meeting must be represented at the Meeting in order to transact business. Shareholders have the power to revoke any such proxy at any time before it is voted at the Meeting and the giving of such proxy will not affect your right to vote in person at the Meeting. Your vote is very important.

By Order of the Board of Directors,

August 26, 2002 Fort Lauderdale, Florida	Nick A. Caporella Chairman of the Board of Directors, Chief Executive Officer and President

PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of National Beverage Corp., a Delaware corporation (the “Company”) in connection with the solicitation, by order of the Board of Directors of the Company (the “Board of Directors”), of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, FL 32827 on September 27, 2002, at 2:00 p.m., local time, or any adjournment or postponement thereof (the “Meeting”). The accompanying proxy is being solicited on behalf of the Board of Directors. The mailing address of the principal executive offices of the Company is P.O. Box 16720, Fort Lauderdale, Florida 33318. The approximate date on which this Proxy Statement and the accompanying form of proxy were first sent to shareholders is August 27, 2002.

     Only holders of record of common stock, par value $.01 per share, of the Company (the “Common Stock”) at the close of business on August 5, 2002 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.

     A shareholder who gives a proxy may revoke it at any time before it is exercised by sending a written notice to Joseph G. Caporella, Executive Vice President and Corporate Secretary, at the address set forth above, by returning a later dated signed proxy, or by attending the Meeting and voting in person. Unless the proxy is revoked, the shares represented thereby will be voted as specified at the Meeting or any adjournment or postponement thereof.

     The Annual Report of the Company for the fiscal year ended April 27, 2002 (the “Annual Report”) is being mailed with this Proxy Statement to all holders of record of Common Stock. Additional copies of the Annual Report will be furnished to any shareholder upon request.

     Any proposal of a shareholder intended to be presented at the Company’s 2003 Annual Meeting of Shareholders must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than April 29, 2003. Additionally, the Company must receive notice of any shareholder proposal to be submitted at the 2003 Annual Meeting of Shareholders (but not required to be included in the Proxy Statement) by July 12, 2003, or such proposal will be considered untimely pursuant to Rule 14a-4 and
14a-5(e) under the Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

SECURITY OWNERSHIP

Principal Shareholders

     Each holder of Common Stock is entitled to one vote for each share held of record at the close of business on the Record Date. As of such date, 18,212,778 shares of Common Stock were outstanding. As of the Record Date, the only persons known by the Company to own of record or beneficially more than 5% of the outstanding Common Stock were the following:

Name and Address	Amount and Nature of
Of Beneficial Owner	Beneficial Ownership	Percent of Class

Nick A. Caporella	14,267,304 (1)	78.3%
One North University Drive, Fort Lauderdale, Florida 33324

IBS Partners Ltd.	13,875,936	76.2%
5373 West Alabama Street, Suite 510 Houston, Texas 77079

(1)	Includes 13,875,936 shares owned by IBS Partners Ltd. (“IBS”). IBS is a Texas limited partnership whose sole general partner is IBS Management Partners, Inc., a Texas corporation. IBS Management Partners, Inc. is owned by Mr. Nick A. Caporella. By virtue of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Mr. Caporella would be deemed to beneficially own the shares of Common Stock owned by IBS. Also includes 10,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.

Management

     The table below reflects as of the Record Date, the number of shares of Common Stock beneficially owned by the directors and each of the executive officers named in the Summary Compensation Table hereinafter set forth, and the number of shares of Common Stock beneficially owned by all directors and executive officers as a group:

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership		Percent of Class

Nick A. Caporella	14,267,304	(1)	78.3%
Joseph G. Caporella	122,400	(2)	*
Samuel C. Hathorn, Jr.	31,360	(3)	*
S. Lee Kling	97,400	(4)	*
Joseph P. Klock, Jr.	30,200	(5)	*
George R. Bracken	41,950	(6)	*
Dean A. McCoy	19,600	(7)	*
All executive officers and directors	14,610,214	(8)	80.2%
as a group (7 in number)

*	Less than 1%

(1)	Includes 13,875,936 shares held by IBS. The sole general partner of IBS is IBS Management Partners, Inc., a Texas corporation. IBS Management Partners, Inc. is owned by Mr. Nick A. Caporella. Also includes 10,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.

(2)	Includes 97,900 shares issuable upon exercise of currently exercisable options. Also includes 20,000 shares to be received pursuant to the exercise of options, the delivery of which was deferred.

(3)	Includes 1,200 shares issuable upon exercise of currently exercisable options and 160 shares held by Mr. Hathorn as custodian for his children. Also include 8,000 shares to be received pursuant to the exercise of options, the delivery of which was deferred.

(4)	Includes 7,400 shares issuable upon exercise of currently exercisable options.

(5)	Includes 3,200 shares issuable upon exercise of currently exercisable options.

(6)	Includes 32,400 shares issuable upon exercise of currently exercisable options.

(7)	Includes 19,100 shares issuable upon exercise of currently exercisable options.

(8)	Includes 161,200 shares issuable upon exercise of currently exercisable options and 28,000 shares to be received pursuant to the exercise of options, the delivery of which was deferred.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms so filed.

     Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that, during the fiscal year ended April 27, 2002, its executive officers, directors and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements.

QUORUM AND VOTING PROCEDURE

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of elections appointed for the Meeting and will be counted in determining whether or not a quorum is present. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter (“non-voted shares”). This could occur, for example, when a broker is not permitted to vote shares held in “street name” on certain matters in the absence of instructions from the beneficial owner of the shares. Non-voted shares with respect to a particular matter will not be considered shares present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will be counted for purposes of determining the presence of a quorum. Shares voting to abstain as to a particular matter and directions to “withhold authority” to vote for directors will not be considered non-voted shares and will be considered present and entitled to vote with respect to such matter. Non-voted shares and abstentions will have no effect on the matters brought to a vote at the Meeting. Nick A. Caporella has informed the Company that he intends to vote in favor of all proposals made by the Board in this Proxy Statement. Accordingly, as a result of Mr. Caporella’s beneficial ownership of approximately 78.3% of the outstanding shares of Common Stock of the Company, the nominee for the Class III director will be elected.

MATTER TO BE CONSIDERED AT ANNUAL MEETING

ELECTION OF DIRECTOR

     The Board of Directors is currently comprised of five directors elected in three classes (the “Classes”), with two Class I directors, two Class II directors and one Class III director. Directors in each class hold office for three-year terms. The terms of the Classes are staggered so that the term of one Class terminates each year. The term of the current Class III director expires at the 2002 Annual Meeting and when his successor has been duly elected and qualified.

     The Board of Directors has nominated Nick A. Caporella, for election as director in Class III with a term of office of three years expiring at the Annual Meeting of Shareholders to be held in 2005. In order to be elected as a director, a nominee must receive a plurality of affirmative votes cast by the shares present or represented at a duly convened meeting. Shareholders have no right to vote cumulatively.

     The Board of Directors recommends that shareholders vote for the nominee for the Class III director.

INFORMATION AS TO NOMINEE AND OTHER DIRECTORS

     The following information concerning principal occupation or employment during the past five years and age has been furnished to the Company by the nominee for the Class III director, and by the directors in Classes I and II whose terms expire at the Company’s Annual Meeting of Shareholders in 2003 and 2004, respectively, and when their respective successors have been duly elected and qualified.

NOMINEE FOR DIRECTOR CLASS III
		Principal Occupation		Current
		or Employment During	Director	Term
Name	Age	the Past Five Years	Since	Expires

Nick A. Caporella	66	Chairman of the Board, Chief Executive Officer, and President of National Beverage Corp.	1985	2002

DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE ANNUAL MEETING
CLASS I

		Principal Occupation
		or Employment During	Director	Term
Name	Age	the Past Five Years	Since	Expires

Joseph G. Caporella	42	Executive Vice President and Corporate Secretary of National Beverage Corp.	1987	2003
Samuel C. Hathorn, Jr.	59	President of Trendmaker Homes, a subsidiary of Weyerhauser Co.	1997	2003
CLASS II
S. Lee Kling	73	Chairman of the Board of The Kling Company, a merchant banking company	1993	2004
Joseph P. Klock, Jr.	53	Chairman and Managing Partner of Steel, Hector & Davis, a law firm located in Miami, Florida	1987	2004

Additional information regarding the nominee for election as director and the continuing directors of the Company is as follows:

NOMINEE

     Nick A. Caporella has served as Chairman of the Board, President and Chief Executive Officer of the Company since the Company was founded in 1985. Mr. Caporella served as President and Chief Executive Officer (since 1976) and Chairman of the Board (since 1989) of Burnup & Sims Inc. (“Burnup”) until March 11, 1994. Since January 1, 1992, Mr. Caporella’s services are provided to the Company through Corporate Management Advisors, Inc. (the “Management Company”), a company which he owns. See “Certain Relationships and Related Party Transactions”.

CONTINUING DIRECTORS

     Joseph G. Caporella has served as Executive Vice President and Corporate Secretary of the Company since January 1991. Mr. Joseph G. Caporella is the son of Mr. Nick A. Caporella.

     Samuel C. Hathorn, Jr. has served as President of Trendmaker Homes since 1981. Trendmaker Homes is a subsidiary of Weyerhauser Co., a real estate development company headquartered in Houston, Texas.

     S. Lee Kling has served as Chairman of the Board of The Kling Company, a merchant banking company, since December 1, 1991. Mr. Kling served as Chairman of the Board of Landmark Bancshares Corp., a bank holding company located in St. Louis, Missouri, from 1974 through December 1991, when the Company merged with Magna Group, Inc. He served additionally as that company’s Chief Executive Officer from 1974 through October 1990. Mr. Kling also serves on the Board of Directors of Bernard Chaus, Inc., Electro Rent Corp., Falcon Products, Inc., Kupper Parker Communications, Inc. and Engineered Support System, Inc.

     Joseph P. Klock, Jr. is Chairman and Managing Partner of Steel, Hector & Davis, a law firm located in Miami, Florida, and has been a partner of the firm since 1977. Steel, Hector & Davis provided legal services to the Company in fiscal year 2002, and the Company expects that they will provide services to the Company in the current fiscal year.

INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors held four meetings during the fiscal year ended April 27, 2002 (“Fiscal 2002”). The Board of Directors has standing Audit, Compensation and Stock Option, Nominating and Strategic Planning Committees.

     The members of the Company’s Audit Committee are Messrs. Hathorn (Chairman), Kling and Klock. During Fiscal 2002, the Audit Committee held four meetings. The principal functions of the Audit Committee are to recommend to the Board of Directors the engagement of the independent accountants of the Company and review with the independent accountants and the Company’s internal audit department the scope and results of audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent accountants. In fiscal year 2001, the Board of Directors adopted the Charter of the Audit Committee, and reviewed and confirmed its adequacy for Fiscal 2002. All three members of the Audit Committee are “independent” as this term is defined in the American Stock Exchange listing requirements.

     The members of the Company’s Compensation and Stock Option Committee are Messrs. Klock (Chairman), Kling, Hathorn and Joseph G. Caporella. During Fiscal 2002, the Compensation and Stock Option Committee held two meetings. The principal functions of the Compensation and Stock Option Committee are to review and approve all salary arrangements, including annual incentive awards, for officers and employees of the Company and to administer the Company’s employee benefit plans.

     The members of the Company’s Nominating Committee are Messrs. Kling (Chairman) and Nick A. Caporella. During Fiscal 2002, the Nominating Committee held two meetings. The Nominating Committee recommends to the Board of Directors candidates for election to the Board of Directors. The Nominating Committee will consider any nomination made by any shareholder of the Company in accordance with the procedures set forth in the Company’s Restated Certificate of Incorporation. Under the Company’s Restated Certificate of Incorporation, any nomination shall generally (i) be made no earlier than sixty and no more than ninety days before the scheduled meeting by notice to the Secretary of the Company, (ii) include certain information relevant to the shareholder and their nominee and (iii) only be made at a meeting called for the purpose of electing directors of the Company.

     The members of the Company’s Strategic Planning Committee are Messrs. Kling (Chairman), Hathorn, Nick A. Caporella and Cecil D. Conlee. Mr. Conlee is Chairman of CGR Advisors and was a former member of the Burnup board from 1973 through March 1994. During Fiscal 2002, the Strategic Planning Committee held one meeting. The principal function of the Strategic Planning Committee is to provide the Chairman and Chief Executive Officer of the Company with additional advice and consultation on the long-term strategies of the Company.

     Each director attended at least seventy five percent (75%) of the meetings of the Board and Committees on which he serves.

DIRECTOR COMPENSATION

     Officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or of any Committee of the Board of Directors. In Fiscal 2002, non-management directors received a retainer fee of $17,500 per annum, a fee of $750 for each board meeting attended and a fee of $500 ($750 in the case of a committee chairman) for each committee meeting attended. Each non-management member of the Strategic Planning Committee received a fee of $1,250 for each meeting attended.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table shows, for the fiscal years ended April 27, 2002, April 28, 2001 and April 29, 2000, the cash compensation paid by the Company to the Chief Executive Officer and named executive officers of the Company.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation Awards
	Year	Salary	Bonus	Securities Underlying Options

Nick A. Caporella (1)	2002	—	—	—
Chairman of the Board,	2001	—	—	—
President, and Chief	2000	—	—	—
Executive Officer

Joseph G. Caporella	2002	$225,750	$147,530	15,500
Executive Vice	2001	$198,000	$134,574	1,500
President and	2000	$188,000	$110,970	—
Corporate Secretary

George R. Bracken (1)(2)	2002	$153,000	$23,600	3,625
Senior Vice President-	2001	$147,500	$25,000	1,500
Finance	2000	$140,000	$25,000	—

Dean A. McCoy (3)	2002	$109,200	$27,500	4,500
Senior Vice President-	2001	$105,000	$30,500	—
Controller	2000	$95,500	$19,500	—

(1)	The services of Messrs. Nick Caporella and Bracken are provided to the Company through the Management Company, an entity owned by Mr. Caporella. See “Certain Relationships and Related Party Transactions”.

(2)	Mr. Bracken, who is 56 years old, has served as Senior Vice President – Finance of the Company since October 2000 and, prior to that date, served as Vice President and Treasurer since October 1996.

(3)	Mr. McCoy, who is 45 years old, has served as Senior Vice President-Controller of the Company since October 2000 and, prior to that date, served as Vice President – Controller since July 1993.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information about the Company’s shares of Common Stock that may be issued upon exercise of options and other stock based awards under all of the Company’s equity compensation plans as of April 27, 2002, including the 1991 Omnibus Incentive Stock Option Plan, the 1995 Special Stock Option Plan and the 1997 Key Employee Equity Partnership Program.

	Number of securities to		Number of securities remaining
	be issued upon	Weighted average exercise	available for future issuance
	exercise of outstanding	price of outstanding	under equity compensation plans
	options, warrants and	options, warrants and	(excluding securities reflected
Plan Category	rights	rights	in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by stockholders	938,800	$4.54	1,065,140
Equity compensation plans not approved by stockholders(1)	57,541	$5.68	49,459

Total	996,341	$4.61	1,114,599

(1)	Reflects shares available for grant under the Company’s Key Employee Equity Partnership Program. See “Compensation Committee Report” for a description of the plan. Also includes 7000 options issued to certain directors in 1995.

OPTION GRANTS IN LAST FISCAL YEAR

The following options were granted to the Named Executive Officers during the fiscal year ended April 27, 2002 as set forth below.

					Potential Realizable Value at
	Individual Grants				Assumed Annual Rates of Stock
					Price Appreciation for Option Terms
	No. of Securities	% of Total Options Granted	Exercise	Expiration
Name	Underlying Options	to Employees in Fiscal Year	Price	Date	0%	5%	10%

Joseph G. Caporella	15,000	17.3	(1)	07/06/11	$134,850	$219,750	$350,005
	500		(2)	12/31/11	5,920	9,646	15,363
George R. Bracken	3,500	4.1	(1)	07/06/11	31,465	51,275	81,668
	125		(2)	12/31/11	1,480	2,412	3,841
Dean A. McCoy	4,500	5.2	(1)	07/06/11	40,455	65,925	105,002

(1)	Options granted under the Company’s Special Stock Option Plan. The options vest over an eight year period in relatively equal amounts at approximately 16 month intervals. The exercise price can be reduced and the vesting schedule can be accelerated by the optionee purchasing and maintaining ownership of shares of Common Stock and/or the Company achieving performance objectives as determined by the Board. Based upon the maximum required ownership of Common Stock as provided in the Stock Option Agreement together with the Company achieving the performance targets previously established by the Board, the option can fully vest after approximately 54 months and the exercise price can be reduced to the par value of the Common Stock, or $.01 per share. For purposes hereof, the exercise price is assumed to be par value.

(2)	Granted under Company’s Key Employee Equity Partnership (“KEEP”) Program based on purchase of 1000 and 250 shares of the Common Stock on the open market by Mr. Caporella and Mr. Bracken, respectively. Assumes exercise price equal to par value of Common Stock after six year vesting period as provided under the Company’s KEEP Program.

AGGREGATED OPTION EXERCISES IN FISCAL 2002 AND FISCAL 2002 YEAR-END OPTION VALUES

			No. of Securities Underlying Unexercised Options		Value of Unexercised in-the-Money Options (1)

	Shares	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph G. Caporella	20,000 (2)	$262,400	96,700	19,550	$1,098,119	$247,649
George R. Bracken	—	—	32,050	5,825	$364,831	$76,916
Dean A. McCoy	—	—	18,600	5,650	$212,412	$71,439

(1)	Amount reflects potential gains on outstanding options based on the closing price of the Common Stock on April 27, 2002.

(2)	Mr. Caporella has deferred delivery of these shares.

     The Company does not maintain any reportable long-term incentive plans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Joseph G. Caporella is both a member of the Compensation Committee and an officer of the Company.

COMPENSATION COMMITTEE REPORT

     The Compensation and Stock Option Committee of the Board of Directors has furnished the following report:

     Mr. Nick A. Caporella was not compensated by the Company or its subsidiaries during the past fiscal year. The Management Company provides management services to the Company and its subsidiaries through a group of employees, including Nick A. Caporella, and receives a management fee from the Company pursuant to the terms of a management agreement adopted in fiscal 1992 prior to the Company having publicly traded shares. (See “Certain Relationships and Related Party Transactions”.) The Management Company receives an annual base fee from the Company equal to 1% of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors.

The Company has paid $5,028,000 for services rendered by the Management Company for the fiscal year ended April 27, 2002. No incentive compensation has been incurred or approved under the management agreement since its inception in fiscal 1992. In addition, no options or other stock-based awards have been granted to Mr. Caporella since the Company’s formation in 1985.

     The Company’s compensation structure has been designed to enable the Company to attract, motivate and retain top quality executives by providing a fully competitive and comprehensive package which reflects individual performance as well as annual incentive awards. The awards are payable in cash and are based on the achievement of performance goals established by the Committee, in consultation with the Chief Executive Officer. Consideration is also given to comparable compensation data for persons holding similarly responsible positions at other companies in determining appropriate compensation levels. In addition, long-term, stock-based awards are granted to strengthen the mutuality of interest between the executive and the Company’s shareholders and to motivate and reward the achievement of important long-term performance objectives of the Company.

     Stock-based awards made under the Company’s 1991 Omnibus Incentive Plan typically consists of options to purchase Common Stock which vest over five years and have a term of ten years. Certain key executives of the Company also receive grants from time to time under the Company’s Special Stock Option Plan. The vesting schedule and exercise price of these options are tied to the executive’s ownership levels of Common Stock and achievement of Company objectives. The Company issues stock awards with long-term vesting schedules to increase the level of the executive’s stock ownership by continued employment with the Company.

     In addition, long-term incentive compensation is awarded under the National Beverage Corp. Key Employee Equity Partnership Program (the “KEEP Program”). The KEEP Program is designed to positively align the interests between the Company’s executives and its shareholders beyond traditional option programs while, at the same time, intending to stimulate and reward management in “partnering-up” with the Company in its quest to create shareholder value. The KEEP Program provides for the granting of stock options to key employees, officers and directors of the Company who invest their personal funds in the Common Stock. Participants who purchase shares of the Common Stock in the open market receive grants of stock options equal to 50% of the number of shares purchased up to a maximum of 6,000 shares in any two-year period. Options under the KEEP Program are automatically forfeited in case of the sale of shares originally acquired by the participant. The options are granted at an initial exercise price of 60% of the purchase price paid for the shares acquired and reduce to the par value of the Common Stock at the end of the six-year vesting period.

     The Company’s long-term incentive programs are generally intended to provide rewards to executives only if value is created for shareholders over time and the executive continues in the employ of the Company. The Committee believes that employees should have sufficient holdings of the Company’s Common Stock so that their decisions will appropriately foster growth in the value of the Company. The Committee reviews with the Chief Executive Officer the recommended individual awards for those executives, other than the Chief Executive Officer, and evaluates the scope of responsibility, strategic and operational goals of individual contributions in making final awards under the 1991 Omnibus Incentive Plan, the Special Stock Option Plan and determining participants in the KEEP Program.

     Compensation and Stock Option Committee:

Mr. Joseph P. Klock, Jr. Mr. S. Lee Kling Mr. Samuel C. Hathorn, Jr. Mr. Joseph G. Caporella

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors has furnished the following report:

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended April 27, 2002. This review included a discussion of the quality and the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee discussed with the Company’s independent accountants, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, all matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Committee discussed with the independent accountants their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board Standard No. 1.

     The Audit Committee discussed with the Company’s Director of Internal Audit and independent accountants the overall plans for their respective audits, the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2002 for filing with the Securities and Exchange Commission.

     Audit Committee:

Mr. Samuel C. Hathorn, Jr. Mr. S. Lee Kling Mr. Joseph P. Klock, Jr.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL OTHER FEES

     The Company retained PricewaterhouseCoopers LLP to audit its consolidated financial statements for Fiscal 2002.

AUDIT FEES

     The aggregate audit fees billed by PricewaterhouseCoopers LLP for professional services rendered for the Fiscal 2002 audit and the reviews of interim financial statements included in the Company’s Form 10-Q were approximately $164,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During Fiscal 2002, PricewaterhouseCoopers LLP did not provide services to the Company for financial information system designs and implementation fees.

ALL OTHER FEES

     PricewaterhouseCoopers LLP billed the Company $2,700 for tax consultation services. The Audit Committee considered whether PricewaterhouseCoopers LLP could provide these services without effect on its independence.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company’s Common Stock from the period from May 3, 1997 through April 27, 2002 with the cumulative total return of the S & P 500 Stock Index and a Company constructed index of peer companies. Included in the Company constructed peer group index are Coca-Cola Enterprises Inc., Coca-Cola Bottling Company Consolidated, Cott Corporation and Pepsi Americas, Inc. The graph assumes that the value of the investment in Common Stock was $100.00 on May 3, 1997 and that all dividends, if any, were reinvested.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     The Company is a party to a management agreement with Corporate Management Advisors, Inc., a company owned by Nick A. Caporella. The management agreement originated with the need to employ professionals at the early stages of the Company’s development, the cost of which could be shared with others, thus allowing the Company to have a more cost-effective structure.

     The management agreement states that the Management Company is to provide to the Company, subject to the direction and supervision of the Board of Directors of the Company, (i) senior corporate functions (including supervision of the Company’s financial, legal, executive recruitment, internal audit and management information systems departments) as well as the services of a Chief Executive Officer, and (ii) services in connection with acquisitions, dispositions and financings by the Company, including identifying and profiling acquisition candidates, negotiating and structuring potential transactions and arranging financing for any such transaction.

     The Management Company receives an annual base fee from the Company equal to one percent of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Company has paid $5,028,000, $4,804,000 and $4,263,000 for services rendered by the Management Company for fiscal 2002, 2001 and 2000, respectively. No incentive compensation has been incurred or approved under the management agreement since its inception in fiscal 1992.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company’s financial statements for the fiscal years ended April 27, 2002, April 28, 2001 and April 29, 2000 have been examined by PricewaterhouseCoopers LLP, independent certified public accountants. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

     Subsequent to the Meeting, the Company’s Board of Directors intends to review the appointment of independent certified public accountants for fiscal year 2003.

PROXY SOLICITATION

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. Proxies may be solicited by personal interview, mail, telephone or facsimile. The Company will also request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of the Company’s Common Stock of whom they have knowledge, and the Company will reimburse them for their expense in so doing. Certain directors, officers and other employees of the Company may solicit proxies without additional remuneration. The entire cost of the solicitation will be borne by the Company.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

     The Board of Directors does not now intend to bring before the Meeting any matters other than those disclosed in the Notice of Annual Meeting of Shareholders, and it does not know of any business which persons other than the Board of Directors intend to present at the Meeting. Should any other matter requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by any such proxy discretionary authority to vote the same in respect of any such other matter in accordance with their best judgment.

     Please date, sign and return the proxy at your earliest convenience in the enclosed envelope addressed to the Company; no postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings.

By Order of the Board of Directors,

Nick A. Caporella Chairman of the Board of Directors, Chief Executive Officer and President

August 26, 2002 Fort Lauderdale, Florida

NATIONAL BEVERAGE CORP.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 27, 2002
SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby constitutes and appoints David J. Boden and Dean A. McCoy, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would posses if personally present, at the Annual Meeting of the Shareholders of NATIONAL BEVERAGE CORP. to be held at the Hyatt Regency Orlando, International Airport, 9300 Airport Boulevard, Orlando, FL 32827, on September 27, 2002 at 2:00 pm local time and at any adjournments or postponements thereof, on all matters coming before said meeting in the manner set forth below:

1.	Election of one Class III Director for a term of three years:	2.	In their discretion, upon any other matters which may properly come before the meeting or any adjournments or postponements thereof.

(Mark only one of the following boxes)

VOTE FOR the nominee	VOTE WITHHELD for the nominee	NOMINEE:	Please mark here if you plan to attend the meeting [ ]
listed	listed
[ ]	[ ]	Nick A. Caporella	This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election as Class III Director of the nominee of the Board of Directors, and with discretionary authority on all matters which may properly come before the meeting or any adjournments or postponements thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated August 26, 2002

Date__________________________________, 2002

Signature of Shareholder(s)

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer or other representative, please give full title. If more than one trustee, all should sign. Joint owners must each sign.)